Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Copyright 023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without th express consent of Momentu is strictly prohibited. Investor Presentation January 2023

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Disclaimer and Cautionary Note Regarding Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation contains certain statements which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward- looking statements include, but are not limited to, statements regarding future financial results, future operations, future financial position, projected costs, objectives of management, and other statements regarding Momentus’ or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to risks related to obtaining licenses and government approvals for our missions; delays or impediments in vehicle development, manufacture, test and deployment; the harsh and unpredictable environment of space in which our products operate; increased competition in our industry due in part to rapid technological development; delays or impediments in the development, manufacture and deployment of our vehicles; failure of our vehicles and components to operate as intended either due to error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions; product delays or failures; design and engineering flaws; launch failures or other events that force us to cancel or reschedule launches; our ability to convert backlog or inbound inquiries into revenue; investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings; the effects of the COVID-19 pandemic on our business; and the factors, risks and uncertainties. These are only some of the factors that may affect the forward-looking statements contained in this presentation. For a discussion identifying additional important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, see the company’s filings with the U.S. Securities and Exchange Commission including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2021 and subsequent quarterly reports on Form 10-Q. The company’s filings may be accessed through the Investor Relations page of its website, investor.momentus.space, or through the website maintained by the SEC at www.sec.gov. Forward-looking statements speak only as of the date they are made. There can be no assurance that we will achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Moreover, it is not possible for our management to predict all risks or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. You should read this presentation with the understanding that our actual results may be materially different from the plans, intentions and expectations disclosed in the forward-looking statements we make. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The technology underlying our anticipated service offerings is still in the process of being developed, and has not been fully tested or validated in space. Our ability to execute on our business plan is dependent on the successful development and commercialization of our technologies. Development of space technologies is extremely complex, time consuming, and expensive, and there can be no assurance that our predicted theoretical and ground-based results will translate into operational space vehicles that operate within the parameters we expect, or at all. Use of Non-GAAP Financial Measures This presentation references certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. Momentus defines adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items Momentus believes are not indicative of its core operating performance. Momentus defines non-GAAP selling, general, and administrative expenses and research and development expenses as those respective GAAP amounts, excluding stock-based compensation and non- recurring items not indicative of core operating performance None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP. Momentus believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about Momentus that is helpful in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures Momentus uses may not be directly comparable to similarly titled measures of other companies. 2

Momentus at a Glance

Company Overview

- Early mover planning to offer key in-space transportation and infrastructure services.
  - Space Transportation – hub and spoke model for space transport, providing last mile delivery in partnership with key launch providers.
  - Hosted Payloads – services that significantly decrease the cost of developing, launching and maintaining satellites.
  - In-Orbit Servicing – maintaining, repairing and refueling satellites in orbit.
- Conducted first demonstration mission in May.
  - Deployed seven customer satellites from Vigoride 3 Orbital Service Vehicle (OSV)
  - Also deployed an eighth customer satellite from a third-party system.
- Currently conducting second demonstration mission with Vigoride 5.

Key Partners

SPACEX
Rideshare Partnership

MADE IN SPACE
In-space robotics

RBC
Global Ground Station

Current Customers

Relativity
CUAVA
QOSMOSYS
AURORA PROPULSION TECHNOLOGIES
OHB LUXSPACE
C3S
APOGEO SPACE
GranSystems
FOSSA
ENDURO
LUNASONDE
NASA
CALIFORNIA INSTITUTE OF TECHNOLOGY
AKASH SYSTEMS
ISILAUNCH
deimos
CONTEC
PRECIOUS PAYLOAD

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Significant progress in 2022 and early 2023

- Put historical regulatory issues behind.
  - *Achieved CFIUS baseline compliance with NSA in March '22.*
  - Received all necessary licenses and regulatory approvals to fly Vigoride 3 to space.
- Flew inaugural mission on SpaceX Transporter-5 in May 2022.
  - Flew two ports on SpaceX Transporter-5, one with Vigoride 3 and a second with a third-party deployment system.
  - Deployed eight customer satellites including eight from Vigoride and one from third-party system.
  - Primary objective of mission was to learn, and we learned many lessons to be applied to Vigoride 5 and beyond.
- Flew second mission on SpaceX Transporter-6 in January 2023.
  - Encountered fewer pre-launch issues on Vigoride 5 than on Vigoride 3 and resolved them faster.
  - Anomalies experienced during inaugural mission have not repeated.
  - Spacecraft is in good health and is currently undergoing a deliberate commissioning process.
- Substantial improvements to Engineering and Operations capabilities.
  - Recruited impressive engineering team led by industry veterans with decades of relevant experience.
- Customer interest trending positively.
  - Signed follow-on contract with customer from first mission; currently negotiating two additional follow-on contracts.
  - Receiving greater interest from new customers.
  - Refocusing sales efforts on government customers and large constellations.
- Signed Launch Service Agreements for four 2023 SpaceX missions including:
  - Transporter-6 (launched Jan 2023), T-7 *(targeted for April '23), T-8 (targeted for June '23), and T-9 (targeted for October '23)*
- Developed and are currently implementing a cash conservation plan to extend runway through end of 2023.

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2022 Progress – Inaugural Mission

- Two ports on SpaceX Transporter-5 mission on May 25:
  - ➢ Vigoride 3 orbital service vehicle, and
  - ➢ Third-party deployment system.
- Confirmed deployment of eight customer satellites.
  - ➢ Seven from Vigoride 3.
  - ➢ One from third-party system.
- Implemented many lessons learned ahead of first follow-on mission with Vigoride 5.



Vigoride 3 on SpaceX
Falcon-9 Rocket
May 25, 2022
2022-05-25 19:46:20.439

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Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Vigoride 3 Progress in Pictures 6 Assembly in Momentus Cleanroom Thermal Vacuum Testing Vibration Testing Customer Payload Integration Preparing to Ship These photos are Not Export Controlled and contain no Protected Technical Information. Last Picture with the Team

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 2022 Progress – First Follow- on Mission with Vigoride 5 • Expanded ground-test campaign included: • Zero-gravity deployment testing campaign on the solar array that will power Vigoride 5. • Hot fire testing of next-generation Microwave Electrothermal Thruster (MET) propulsion module for Vigoride 5. • Vibration testing of full Vigoride 5 vehicle to simulate environment that it will encounter on the SpaceX Falcon 9 launch vehicle. • Thermal vacuum testing of the full Vigoride 5 vehicle to simulate the environment that it will experience in space. • Launched January 3, 2022 with two customers onboard including a hosted payload for Caltech. • First mission update: • Established contact with ground station on first orbital pass. • Confirmed that both solar arrays are deployed, and the vehicle is generating power and charging its batteries. • Spacecraft is in good health and is currently undergoing a deliberate commissioning process. 7 MET Hot Fire Testing

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Vigoride 5 Progress in Pictures 8 Assembly Moving to Vibration Table Customers Integrated Note: Photos are Not Export Controlled and contain no Protected Technical Information. Solar Array Deployment Testing Thermal Vacuum Testing Post-environmental Testing

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 9 Step 3 Vigoride 5 deploys Qosmosys payload in orbit. Step 1 Launch vehicle carries Vigoride 5 with payloads to initial orbit Step 5 Vigoride 5 deorbits itself at the end of its in- space operation Step 2 Vigoride 5 with payloads separates from launch vehicle. Vigoride 5 Mission Plan • Primary goals of demonstration mission: ➢ Test Vigoride on orbit, ➢ Learn from any issues, ➢ Incorporate lessons learned into future Vigorides. • Carrys two customers: ➢ Qosmosys (transportation) and ➢ Caltech (hosted payload) • Sequence of events: ➢ Traveled on launch vehicle to sun-synchronous orbit at over 500 km altitude, ➢ Separated from launch vehicle and now undergoing a disciplined startup sequence, ➢ Deploy Qosmosys satellite, ➢ Operate Vigoride in space through powered flight (with Caltech hosted payload onboard), and ➢ De-orbit Vigoride 5 at mission conclusion. Step 4 Momentus tests Vigoride 5 in orbit while hosting Caltech payload

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Vigoride Program Schedule 10 Vigoride 2 Vigoride 3 Vigoride 5 Design Phase System Build & Verification Phase C0DR PDR CDR Unit Qual Sys Pre- Env Vibe TVAC Sys Post- Env Cust. Int. LV Int. Launch Vigoride 1 Complete Vigoride 2 Complete Vigoride 3 Complete Vigoride 5 Complete Vigoride 6 Complete In process Vigoride 7 In process Vigoride 6

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Momentus Serves a Large and Growing Market • Global Space Economy ➢ Space Foundation sized the Global Space Economy at $469B in 2022. ➢ This represents ~9% growth from the prior year. ➢ Commercial Space is ~77% of total, Gov’t ~23%. ➢ Government Space is growing faster. ➢ Morgan Stanley and Citi forecast ~4% compound annual growth through 2040. ➢ BAML forecasts ~15% growth through 2030. • In-Space Transportation ➢ Deutsche Bank (DB) sizes the in-space transportation market segment at ~$2B in 2022 and ~$4B by 2025. ➢ DB expects “space tugs” like Vigoride to meet ~40% of 2025 demand in this segment. ➢ Implies a ~$2.5B TAM for OTV/OSVs in ’25 including launch costs that Momentus bundles. 11 In-Space Transportation Revenue with OTV/OSVs $0B $1B $2B $3B 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Launch cost pass-through 5% growth beyond '25 Space Tug Transport ex-launch (DB) Source: Deutsche Bank Research Government $107B Products & services $224B Infrastructure & support $138B Commercial $362B Source: Space Foundation Composition of $469 Billion Global Space Economy

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. New FCC Rule Crystallizes De-Orbiting Opportunity • FCC recently implemented a rule that requires satellites in LEO to be de-orbited ASAP but not more than five years after mission conclusion. • Momentus anticipated active stance from regulators, has been investing to develop de-orbiting capability for several years. • Market could be for up to ~2,000 satellite de-orbiting operations (or life-extension operations) annually by end of decade. • Assuming a $1M price point per de-orbiting operation would imply a ~$2B market opportunity. $5B forecasted Momentus TAM by 2031 including ~$3B for Transportation** and ~$2B for de-orbiting and other services. 12 Historical Satellite Deployments Forecasted De-orbiting Operations 1 3 7 2 1 2 2 9 2 2 5 8 2 1 1 4 6 5 4 6 4 4 9 4 ~1 ,2 5 0 ~1 ,9 0 0 ~2 ,3 0 0 - 500 1,000 1,500 2,000 2,500 2 0 1 2 A 2 0 1 3 A 2 0 1 4 A 2 0 1 5 A 2 0 1 6 A 2 0 1 7 A 2 0 1 8 A 2 0 1 9 A 2 0 2 0 A 2 0 2 1 A 2 0 2 2 A 1 3 7 2 1 2 2 9 2 2 5 8 2 1 1 4 6 5 4 6 4 4 9 4 ~1 ,2 5 0 ~1 ,9 0 0 ~2 ,3 0 0 $0.0B $0.5B $1.0B $1.5B $2.0B $2.5B $3.0B - 500 1,000 1,500 2,000 2,500 2 0 2 2 A 2 0 2 3 E 2 0 2 4 E 2 0 2 5 E 2 0 2 6 E 2 0 2 7 E 2 0 2 8 E 2 0 2 9 E 2 0 3 0 E 2 0 3 1 E 2 0 3 2 E (<<< LHS) De-orbiting operations TAM assuming $1M per operation (RHS >>>)Source: Bryce Tech and Deutsche Bank Research (Assumes de-orbiting takes place 10 years after deployment) ** Assumes DB-forecasted TAM in 2025 grows at 5% CAGR through 2031. See previous chart. 10 years later

Government Space Market


NASA Budget Authority – Space Programs
$15B
$10B
$5B
$0B
$1.1B
$4.1B
$6.4B
$1.4B
$4.1B
$6.8B
$1.4B
$4.3B
$7.5B
$1.5B
$5.2B
$6.8B
$1.5B
$5.4B
$6.8B
$1.5B
$5.6B
$6.9B
$1.6B
$5.7B
$7.0B
FY21
FY22
FY23
FY24
FY25
FY26
FY27
Deep Space Exploration
Operations
Space Technology

Source: NASA FY 2023 President's Budget Request Summary


Space Force Modernization Budget Authority and Outlays
$25B
$20B
$15B
$10B
$5B
$0B
$10.5B
$2.3B
$11.5B
$3.0B
$15.8B
$3.6B
$16.8B
$5.3B
$15.7B
$5.0B
$14.1B
$5.1B
$14.4B
$4.1B
FY21
FY22
FY23
FY24
FY25
FY26
FY27
Procurement BA
RDT&E BA
Modernization outlays

Source: DoD Future Years Defense Program (Greenbook)

- Space Foundation sizes the Global Government Space market at over $100B annually with meaningful concentration in the U.S.
- NASA and U.S. Space Force modernization budgets and forecasted outlays represent a significant portion of the government total ($25-35B annually).
- Momentus has historically focused on commercial customers as historical regulatory difficulties presented challenges for government business.
- With historical regulatory difficulties behind, Momentus is now aggressively bidding for government work.
- Recent NASA contract award signals Momentus' re-entry into this market.

Government Space represents large upside potential for Momentus

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Momentus Investment Thesis

- Space transportation and infrastructure market is attractive
  - Cost to access space declining, number of satellites launched growing.
  - Larger launch vehicles, competition, and satellite miniaturization.
  - Regulatory environment appears favorable (new de-orbiting rule).
  - $1-2B TAM today, growing to ~$5B by 2031.
- Momentus is well-positioned to capture a portion of this growing market
  - Few companies have built and launched Orbital Service Vehicles (OSV).
  - Momentus already offering in-space transportation & payload-hosting.
  - Working on expanded menu of services: in-orbit maintenance, refueling, de-orbiting & others.
  - Focus on Government Space should drive growth.
- Profitability should improve with scale, learning, capacity utilization and eventually reusability
  - Production costs should decline
  - Revenue per mission should increase
  - De-orbiting and satellite servicing missions offer opportunities for greater margin
  - Longer-term, we expect a discrete margin boost from reusability
- Highly experienced and capable leadership team

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Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 15 Thank you!

Copyright 2023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Copyright 023. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without th express consent of Momentu is strictly prohibited. Appendix: Q3’22 Financials

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